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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               November 4, 1997
            ------------------------------------------------------
               Date of Report (Date of earliest event reported)


                                Comdisco, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    1-7725                       36-2687938
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(State of incorporation)          (Commission                   (IRS Employer
                                   File No.)                 Identification No.)


              6111 North River Road, Rosemont, Illinois    60018
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             (Address of principal executive offices)  (Zip code)


                                (847) 698-3000
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              Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Distribution Agreement dated November 6, 1997 by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities, Inc., Salomon Brothers Inc, Smith Barney Inc. and UBS Securities Inc., as Agents.

     3.1  By-laws of the Company, as amended effective November 4, 1997.

     4.1  Form of Series G Fixed Rate Medium-Term Note.

     4.2  Form of Series G Floating Rate Medium-Term Note.

     5.1 Opinion of Jeremiah M. Fitzgerald, Esq., Vice President and General Counsel of the Registrant, relating to the legality of the Registrant's Medium-Term Notes, Series G.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COMDISCO, INC.


Date:  November 12, 1997     By: /s/ Philip A. Hewes
                                 ---------------------------------
                             Philip A. Hewes, Senior
                             Vice President and
                             Secretary


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